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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statements File Nos. 333-23237, 333-41291 and 333-41327 on Form 8K.


                                          /s/ Arthur Andersen LLP

Atlanta, Georgia
January 12, 1998